EXHIBIT 10.55


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERSION AGREEMENT

                THIS CONVERSION AGREEMENT, dated as of February 15, 2005, is made by and between Cedric Kushner Promotions, Inc., a corporation ("Company"), and Todd Appelbaum ("Holder").

                WHEREAS, the Company issued to Holder those certain Promissory Notes, dated September 19, 2002 and December 31, 2002 ("Note"); and

                WHEREAS, Company and Holder wish to provide for the terms and conditions pursuant to which a portion of the outstanding balance of the Notes may be converted to common stock, par value .01 per share ("Common Stock"), of the Company and the remainder of the Notes may be converted into a new Note;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

                1. Conversion of Note. The Company and Holder hereby agree that a portion of the outstanding principal balance of the Notes ("Amount") shall convert into shares of the Company's Common Stock at a per share price equal to thirty six cents ($.36). The Company and Holder agree that the Amount is seventy five thousand dollars ($75,000) and that upon conversion and the issuance by the Company of (i) 208,333 shares of Common Stock ("Conversion Shares") as full payment of the Amount, (ii) 250,000 shares of Common Stock as a penalty payment for the excessive period of default ("Penalty Shares") and (iii) creation and execution of a new promissory note to consolidate the remaining outstanding principal balance of the Notes plus accrued but unpaid interest ("New Note"), a copy of which is annexed hereto as Exhibit A, of which the Company and Holder agree equals in the aggregate two hundred thousand dollars ($200,000) with terms to be mutually agreed upon by the parties., the Company shall be forever released from all its obligations and liabilities under the Notes.

                2. Closing. At the Closing, Holder shall deliver the Notes to the Company and the Company shall deliver the Conversion Shares, the Penalty Shares and the New Note to Holder.

                3. Further Assurances. In connection with the conversion of the Note, the Holder, by entering into this Conversion Agreement, agrees to execute all agreements and other documents as reasonably requested by the Company.

                4. Investor Representations and Warranties and Covenants~. The Holder represents, warrants and covenants to the Company as follows:

                    a, No Registration. Such Holder understands that the Note, the Conversion Shares and the Interest Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder's representations as expressed herein or otherwise made pursuant hereto.

                    b. Investment Intent. Such Holder has acquired the Note, and is acquiring the Conversion Shares and Interest Shares, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Holder further represents that it will not violate the Securities Act and does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Note, Conversion Shares and Interest Shares.

                    c. Investment Experience. Such Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that such Holder can protect its own interests. Such Holder has such knowledge and experience in financial and business matters so that such Holder is capable of evaluating the merits and risks of its investment in the Company.

                    d. Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the signature page hereto.

                    e. Speculative Nature of Investment. Such Holder understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Such Holder can bear the economic risk of such Holder's investment and is able, without impairing such Holder's financial condition, to hold the Conversion Shares and Interest Shares for an indefinite period of time and to suffer a complete loss of such Holder's investment.

                    f. Access to Data. The Holder and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and any reasonably requested materials requested by the Holder, The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Holder has had the opportunity to obtain and to review the Company's filings available on the EDGAR web site of the Securities and Exchange Commission (www.sec.gov).

                    g.  Accredited  Investor.   The  Holder  is  an  "accredited
          investor' within the meaning of Regulation D, Rule 50 1(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

                    h. Rule 144. Such Holder acknowledges that the Conversion Shares and Interest Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. Such Holder acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Conversion Shares or Interest Shares Such Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

                    i. Authorization.

                    i. Such Holder has all requisite power and authority to execute and deliver this Conversion Agreement, and to carry out and perform its obligations under the terms hereof. All action on the part of the Holder necessary for the authorization, execution, delivery and performance of this Conversion Agreement, and the performance of all of the Holder's obligations herein, has been taken.

                    ii. This Conversion Agreement, when executed and delivered by the Holder, will constitute valid and legally binding obligations of the Holder, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

                    iii. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Holder in connection with the execution and delivery of this Conversion Agreement by the Holder or the performance of the Holder's obligations hereunder.

                    j. Brokers or Finders. Such Holder has not engaged any brokers, finders or agents, and the Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Conversion Agreement and the transactions related hereto.

                    k. Tax  Advisors.  Such Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Conversion Agreement. With respect to such matters, such Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Conversion Agreement.

                    1. Legends. Such Holder understands and agrees that the certificates evidencing the Conversion Shares and Interest Shares shall bear a legend in substantially the form as follows (in addition to any legend required by any other applicable agreement or under applicable state securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED U1'~DER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."


                5. Registration Rights. The Company hereby agrees that if, at any time the Company proposes to register any of its securities under the Securities Act, (other than in connection with a merger or pursuant to Form S-8 or other comparable form), the Company shall automatically include the Shares offered herein (referred to as the "Registrable Securities") in such registration statement, provided however that in connection with such registration, if the Company shall determine for any reason not to register or to delay the registration of such Registrable Securities, the Company may give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registrable Securities in a subsequent registration); and in the case of a determination to delay a registration, shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for the Company's own account.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereonto duly authorized as of the day and year first above written.



CEDRIC KUSHNER PROMOTIONS, INC.



/s/James DiLorenzo
------------------
By: James Dilorenzo, Vice President




/s/ Todd Appelbaum
-------------------
By: Mr. Todd Appelbaum
    17 Thames Drive
    Livingston, NJ 07039

                                    EXHIBIT A

                                 PROMISSORY NOTE

$200,000                                                     February 15, 2005


     FOR VALUE RECEIVED, the undersigned, Cedric Kushner Promotions, Inc., a Delaware corporation with its address as 1414 Avenue of the Americas, Suite 406, New York, New York 10019 ("Maker") hereby promises to pay to the order of Todd Appelbaum, and individual residing at 17 Thames Drive, Livingston, New Jersey 07039 ("Holder") the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the "Principal Amount"), with an Interest Rate (as defined below) upon the Principal Amount, in lawful money of the United States of America in immediately available funds on or before August 15, 2005 (the "Maturity Date").

     Maker agrees that the loan shall bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days) on the Principal Amount thereof outstanding from time to time, from and including the date hereof until such principal balance is repaid in full, at a annual rate (the "Interest Rate") equal to seven percent (7%) per annum. Accumulated interest which shall accrue at the Maturity Date, shall be payable by the Maker in cash on the Maturity Date.

     The occurrence of any one or more of the following events shall constitute a "Default" under this Note: (a) Maker's failure to pay any Principal Amount under this Note and such non-payment shall continue uncured for twenty (20) business days after written notice from the Holder of such non-payment and an opportunity to cure; (b) a breach of any of the Maker's covenants under this Note and such breach shall continue uncured for a period of twenty (20) business days after written notice from Holder of such breach; (c) the dissolution, liquidation or termination of legal existence of the Maker; (d) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of the Maker; and (e) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence of hereafter amended, or of any other proceeding under the any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against the Maker.

     Upon the occurrence and continuance of a Default for a period of ten (10) business days following the expiration of any cure periods set forth above, the Holder shall have the right, without further notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice, all of which are hereby irrevocably and unconditionally waived by the Maker, to declare the unpaid outstanding Principal Amount due and payable.

     Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by Holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. Maker shall pay on demand all reasonable out-of-pocket costs and expenses of collection, including reasonable attorney fees incurred or paid by Holder in enforcing this Promissory Note.

     This Promissory Note shall be construed in accordance with and governed by the laws of the State of New York. Maker hereby irrevocably (i) agrees that any litigation, action or proceeding arising out of or relating to this Promissory Note may be instituted in any state or federal court in the State of New York and (ii) waives any objection which it may have to the venue of any such litigation, action or proceeding and by its signature below consents to the personal jurisdiction of such courts if litigation is initiated to collect the sums due under this Promissory Note.

     This Promissory Note cannot be modified except by a written instrument signed by each of Maker and Holder.


CEDRIC KUSHNER PROMOTIONS, INC.

By: /s/ Cedric Kushner
----------------------
Name: Cedric Kushner
Title:   President